EXHIBIT 32.1

                                  CERTIFICATION
                                   Pursuant to
            18 U.S.C Section 1350 as Adopted Pursuant to Section 906
                        Of the Sarbanes-Oxley Act of 2002

      Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Puda Coal, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

      This Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2006 (the "Form 10-QSB") of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2006                  /s/ Zhao Ming
                                           Zhao Ming
                                           Chief Executive Officer and President

Dated:  November 14, 2006                  /s/ Jin Xia
                                           Jin Xia
                                           Chief Financial Officer and Treasurer


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